UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 27, 2020

TrueCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 200
Santa Monica, California 90401
(Address of principal executive offices, including zip code)

(800) 200-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TrueCar, Inc. (the “Company”) announced today that on August 27, 2020, the Board of Directors (the “Board”) of the Company elected Barbara Carbone, age 61, to the Board by a unanimous vote of the directors then in office, filling a vacancy caused by the previously-announced resignation of Ion Yadigaroglu. Ms. Carbone will serve on the Board’s audit committee.

Ms. Carbone will be entitled to the same compensation as the other non-employee directors who are not affiliated with a venture capital investor in the Company under the Company’s outside director compensation policy (the “Policy”). The Policy is described in the Company’s most recent Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2020 (the “Proxy Statement”).

Pursuant to the Policy, on August 27, 2020, Ms. Carbone received a one-time initial equity grant comprised of a restricted stock unit award with a grant date fair value of $300,000. In addition, each non-employee director who has served on the Board for at least six months as of the date of each annual meeting of stockholders receives an annual equity grant. The annual equity grant to directors consists of a restricted stock unit award with a grant date fair value of $150,000. Ms. Carbone will also be entitled to an annual retainer of $65,000. There are no arrangements or understandings between Ms. Carbone and any other persons pursuant to which she was selected as a director, and she does not have a direct or indirect material interest in any transaction or proposed transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUECAR, INC.

By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary

Date: August 31, 2020